Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Leesport Financial Corp. (the “Company”) on form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert D. Davis, President and Chief Executive Officer of the Company, and I, Edward C. Barrett, Executive Vice President and Chief Financial Office of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.             the report fully complies with the requirements of this section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert D. Davis
Robert D. Davis
President and Chief
Executive Officer
August 3, 2006

/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and
Chief Financial Officer
August 3, 2006